Exhibit 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

The Group I Mortgage Loans consist of approximately 4,561 Mortgage Loans with a Cut-off Date Principal Balance of approximately $375,575,915. The Group II Mortgage Loans consist of approximately 1,117 Mortgage Loans with a Cut-off Date Principal Balance of approximately $274,409,721.

All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four- family dwelling units, individual condominium units and units in planned unit developments (each, a “Mortgaged Property”).

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 85.00% of the Initial Group I Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Initial Group I Mortgage Loans”) and approximately 15.00% of the Initial Group I Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Initial Group I Mortgage Loans”). Approximately 93.84% of the Initial Group II Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Initial Group II Mortgage Loans”) and approximately 6.16% of the Initial Group II Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Initial Group II Mortgage Loans”). Approximately 88.73% of the Initial Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Initial Mortgage Loans”) and approximately 11.27% of the Initial Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Initial Mortgage Loans”).

Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, (i) the first adjustment of the rates for approximately 97.36% of the Adjustable-Rate Group I Mortgage Loans and approximately 98.42% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 97.83% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 2.49% of the Adjustable-Rate Group I Mortgage Loans and approximately 1.58% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 2.09% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.15% of the Adjustable-Rate Group I Mortgage Loans and none of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.08% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until five years after the date of origination (each adjustable-rate Mortgage Loan having any such two year, three year or five year initial fixed period, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded as provided in the related mortgage note, of Six-Month LIBOR (as defined below), and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage on any Adjustment Date thereafter (the “Periodic Rate Cap”). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 39.85% of the Mortgage Loans provide that for a period of generally 24 or 60 months after origination (the “Interest Only Mortgage Loans”), the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 91.14% of the Group I Mortgage Loans and approximately 87.91% of the Group II Mortgage Loans (in each case, by aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 89.78% of the Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is generally between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

Approximately 45.29% of the Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Mortgage Loans at origination was approximately 86.67%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 332 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to February 1, 2005 or after August 1, 2005, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is July 1, 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $114,552. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $114,474. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $780,000 or less than approximately $7,769.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 15.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.872% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 4.375% per annum to 12.875% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 13.875% per annum and Maximum Mortgage Rates ranging from 9.525% per annum to 20.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.613% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.620% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.618% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in May 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
7,769 - 25,000	609	$10,822,095.54	1.66%
25,001 - 50,000	1,239	46,290,895.54	7.12
50,001 - 75,000	821	50,300,166.64	7.74
75,001 - 100,000	633	55,264,759.43	8.50
100,001 - 125,000	516	58,028,082.06	8.93
125,001 - 150,000	419	57,378,976.19	8.83
150,001 - 175,000	340	55,017,745.27	8.46
175,001 - 200,000	245	46,194,208.43	7.11
200,001 - 225,000	186	39,503,640.17	6.08
225,001 - 250,000	115	27,343,365.67	4.21
250,001 - 275,000	93	24,304,827.42	3.74
275,001 - 300,000	108	31,029,469.17	4.77
300,001 - 325,000	60	18,876,845.71	2.90
325,001 - 350,000	56	19,047,787.32	2.93
350,001 - 375,000	36	12,985,772.43	2.00
375,001 - 400,000	35	13,605,075.64	2.09
400,001 - 425,000	34	14,071,773.40	2.16
425,001 - 450,000	28	12,264,671.78	1.89
450,001 - 475,000	25	11,532,610.61	1.77
475,001 - 500,000	25	12,257,650.97	1.89
500,001 - 525,000	4	2,056,350.01	0.32
525,001 - 550,000	8	4,276,485.53	0.66
550,001 - 575,000	7	3,975,969.59	0.61
575,001 - 600,000	9	5,303,972.09	0.82
600,001 - 625,000	2	1,244,000.00	0.19
625,001 - 650,000	12	7,729,681.46	1.19
650,001 - 675,000	2	1,312,000.00	0.20
675,001 - 700,000	1	700,000.00	0.11
700,001 - 725,000	6	4,257,667.18	0.66
725,001 - 750,000	2	1,477,190.82	0.23
750,001 - 775,000	1	751,900.00	0.12
775,001 - 780,000	1	779,999.99	0.12
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $114,474.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Applicable	3	$277,994.81	0.04%
524- 525	7	600,282.98	0.09
526- 550	139	15,948,185.15	2.45
551- 575	223	28,005,371.32	4.31
576- 600	484	59,625,659.00	9.17
601- 625	1,480	127,180,377.15	19.57
626- 650	1,148	120,015,242.36	18.46
651- 675	966	122,640,805.29	18.87
676- 700	559	78,553,994.78	12.09
701- 725	310	41,473,312.73	6.38
726- 750	215	31,563,761.07	4.86
751- 775	96	16,925,822.59	2.60
776- 800	39	6,414,463.53	0.99
801- 806	9	760,363.30	0.12
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The weighted average credit score of the Mortgage Loans that had credit scores was approximately 647.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	2,139	$95,137,055.02	14.64%
240	21	495,075.89	0.08
360	3,518	554,353,505.15	85.29
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The weighted average original term to maturity of the Mortgage Loans was approximately 334 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
171- 192	2,139	$95,137,055.02	14.64%
217- 240	21	495,075.89	0.08
337- 360	3,518	554,353,505.15	85.29
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Mortgage Loans was approximately 332 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	4,122	$422,878,196.72	65.06%
PUD	856	129,941,189.89	19.99
3 Units	212	37,182,645.15	5.72
Condominium	257	28,946,193.41	4.45
4 Units	98	17,289,919.38	2.66
2 Units	133	13,747,491.51	2.12
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	5,368	$615,445,570.14	94.69%
Second Home	173	20,349,168.21	3.13
Non-owner	137	14,190,897.71	2.18
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	4,389	$457,952,086.21	70.46%
Cash Out Refinance	1,213	179,793,455.00	27.66
Rate/Term Refinance	76	12,240,094.85	1.88
Total	5,678	$649,985,636.06	100.00%

Combined Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
8.70- 10.00	1	$49,975.40	0.01%
25.01- 30.00	1	200,000.00	0.03
35.01- 40.00	4	186,500.01	0.03
40.01- 45.00	5	441,990.52	0.07
45.01- 50.00	10	1,232,922.32	0.19
50.01- 55.00	9	1,298,110.65	0.20
55.01- 60.00	11	1,955,036.55	0.30
60.01- 65.00	28	4,180,862.26	0.64
65.01- 70.00	43	6,853,801.75	1.05
70.01- 75.00	114	20,998,743.87	3.23
75.01- 80.00	1,838	318,226,075.64	48.96
80.01- 85.00	180	26,676,097.15	4.10
85.01- 90.00	373	50,477,397.11	7.77
90.01- 95.00	230	29,121,184.21	4.48
95.01- 100.00	2,831	188,086,938.62	28.94
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 86.67%

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	47	$2,755,729.01	0.42%
Arizona	523	65,129,556.00	10.02
Arkansas	31	2,283,870.93	0.35
California	678	143,271,797.23	22.04
Colorado	135	16,131,465.19	2.48
Connecticut	42	6,140,932.64	0.94
Delaware	14	1,559,462.93	0.24
District of Columbia	13	2,454,255.80	0.38
Florida	490	58,318,672.49	8.97
Georgia	139	14,140,443.85	2.18
Idaho	100	7,944,131.33	1.22
Illinois	140	12,927,537.92	1.99
Indiana	283	16,999,448.45	2.62
Iowa	68	4,667,917.31	0.72
Kansas	156	9,423,253.65	1.45
Kentucky	68	4,554,085.66	0.70
Louisiana	59	4,284,648.92	0.66
Maine	4	582,241.50	0.09
Maryland	98	15,815,966.41	2.43
Massachusetts	108	20,732,341.71	3.19
Michigan	175	14,426,022.53	2.22
Minnesota	29	3,522,764.49	0.54
Mississippi	35	2,243,238.50	0.35
Missouri	269	19,346,233.85	2.98
Montana	15	2,150,779.73	0.33
Nebraska	52	3,782,463.37	0.58
Nevada	153	26,029,032.95	4.00
New Hampshire	5	744,785.71	0.11
New Jersey	19	2,277,373.53	0.35
New Mexico	74	5,959,306.43	0.92
North Carolina	3	162,894.49	0.03
North Dakota	3	257,079.40	0.04
Ohio	244	18,663,408.99	2.87
Oklahoma	116	7,713,771.65	1.19
Oregon	344	42,032,956.79	6.47
Pennsylvania	195	13,329,149.09	2.05
Rhode Island	74	9,747,661.15	1.50
South Carolina	3	268,929.81	0.04
South Dakota	25	1,541,127.32	0.24
Tennessee	75	5,427,209.93	0.83
Texas	87	6,496,122.60	1.00
Utah	190	17,176,268.72	2.64
Vermont	1	76,603.57	0.01
Virginia	71	9,672,516.22	1.49
Washington	198	24,725,704.87	3.80
West Virginia	10	700,035.00	0.11
Wisconsin	15	1,104,065.00	0.17
Wyoming	2	290,371.44	0.04
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.47% in the 93635 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	4,679	$522,940,836.76	80.45%
Stated Documentation	999	127,044,799.30	19.55
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	For a description of each Documentation Level, see “Meritage Mortgage Corporation–Underwriting Standards” herein.

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.375- 5.500	32	$8,829,309.36	1.36%
5.501- 6.000	173	42,775,113.40	6.58
6.001- 6.500	384	77,387,866.61	11.91
6.501- 7.000	557	105,127,012.26	16.17
7.001- 7.500	632	103,053,733.33	15.85
7.501- 8.000	553	74,125,950.76	11.40
8.001- 8.500	366	49,269,326.89	7.58
8.501- 9.000	462	47,440,900.86	7.30
9.001- 9.500	370	33,421,608.63	5.14
9.501- 10.000	389	31,164,090.45	4.79
10.001- 10.500	590	31,883,916.09	4.91
10.501- 11.000	188	12,359,610.06	1.90
11.001- 11.500	468	15,615,613.56	2.40
11.501- 12.000	123	5,369,110.32	0.83
12.001- 12.500	87	3,164,159.34	0.49
12.501- 13.000	76	2,501,674.32	0.38
13.001- 13.500	57	1,964,501.26	0.30
13.501- 14.000	31	1,054,462.28	0.16
14.001- 14.500	105	2,513,735.99	0.39
14.501- 15.000	25	735,425.51	0.11
15.001- 15.500	6	144,135.53	0.02
15.501- 15.990	4	84,379.25	0.01
Total	5,678	$649,985,636.06	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.872% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375- 5.000	205	$51,604,422.76	8.82%
5.001- 6.000	904	175,894,851.97	30.06
6.001- 7.000	1,123	169,835,579.29	29.03
7.001- 8.000	723	89,584,744.72	15.31
8.001- 9.000	659	60,123,739.95	10.28
9.001- 10.000	513	33,198,448.31	5.67
10.001- 11.000	71	3,920,926.62	0.67
11.001- 12.000	3	200,676.03	0.03
12.001- 12.875	17	757,426.92	0.13
Total	4,218	$585,120,816.57	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.613% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
January 2007	1	$124,679.39	0.02%
February 2007	3	495,867.52	0.08
March 2007	13	3,014,242.17	0.52
April 2007	790	119,053,237.72	20.35
May 2007	1,696	232,939,273.31	39.81
June 2007	1,289	176,303,866.36	30.13
July 2007	352	40,499,918.09	6.92
April 2008	14	1,838,893.50	0.31
May 2008	39	7,399,916.05	1.26
June 2008	16	2,609,875.75	0.45
July 2008	3	356,487.77	0.06
May 2010	2	484,558.94	0.08
Total	4,218	$585,120,816.57	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
9.525- 10.000	1	$92,131.92	0.02%
11.001- 12.000	1	69,955.36	0.01
12.001- 13.000	207	51,825,984.02	8.86
13.001- 14.000	904	175,879,765.79	30.06
14.001- 15.000	1,119	169,114,950.75	28.90
15.001- 16.000	719	89,151,169.93	15.24
16.001- 17.000	634	59,083,653.16	10.10
17.001- 18.000	536	34,662,709.30	5.92
18.001- 19.000	73	3,960,559.85	0.68
19.001- 20.000	4	360,612.52	0.06
20.001- 20.875	20	919,323.97	0.16
Total	4,218	$585,120,816.57	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.618% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.375- 6.000	205	$51,604,422.76	8.82%
6.001- 7.000	904	175,894,851.97	30.06
7.001- 8.000	1,121	169,347,196.95	28.94
8.001- 9.000	720	89,280,591.18	15.26
9.001- 10.000	634	59,045,137.04	10.09
10.001- 11.000	537	34,689,798.23	5.93
11.001- 12.000	73	3,978,881.95	0.68
12.001- 13.000	4	360,612.52	0.06
13.001- 13.875	20	919,323.97	0.16
Total	4,218	$585,120,816.57	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.620% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.000	1,018	$255,719,961.10	43.70%
3.000	3,200	329,400,855.47	56.30
Total	4,218	$585,120,816.57	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.500	4,218	$585,120,816.57	100.00%
Total	4,218	$585,120,816.57	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 54.36% of the Group I Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 87.74%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Group I Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 325 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to February 1, 2005 or after August 1, 2005, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is July 1, 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $82,415. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $82,345. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $535,000 or less than approximately $7,769.

As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 15.990% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 8.228% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 4.375% per annum to 12.875% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 13.875% per annum and Maximum Mortgage Rates ranging from 9.525% per annum to 20.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.886% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.894% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.891% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in May 2010, and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
7,769 - 25,000	609	$10,822,095.54	2.88%
25,001 - 50,000	1,237	46,196,003.42	12.30
50,001 - 75,000	788	47,947,270.30	12.77
75,001 - 100,000	530	46,347,007.55	12.34
100,001 - 125,000	453	50,933,447.95	13.56
125,001 - 150,000	397	54,376,703.64	14.48
150,001 - 175,000	188	30,116,537.85	8.02
175,001 - 200,000	85	16,022,429.65	4.27
200,001 - 225,000	78	16,565,426.19	4.41
225,001 - 250,000	41	9,729,734.10	2.59
250,001 - 275,000	41	10,720,625.78	2.85
275,001 - 300,000	49	14,055,036.02	3.74
300,001 - 325,000	29	9,096,620.17	2.42
325,001 - 350,000	25	8,496,235.95	2.26
350,001 - 375,000	8	2,827,630.47	0.75
375,001 - 400,000	1	377,610.66	0.10
400,001 - 425,000	1	410,000.00	0.11
525,001 - 535,500	1	535,500.00	0.14
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $82,345.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Applicable	3	$277,994.81	0.07%
524- 525	7	600,282.98	0.16
526- 550	134	14,495,345.22	3.86
551- 575	196	20,592,027.40	5.48
576- 600	419	42,703,577.96	11.37
601- 625	1,308	89,610,690.98	23.86
626- 650	952	72,331,751.11	19.26
651- 675	731	62,790,312.52	16.72
676- 700	392	35,937,848.65	9.57
701- 725	196	16,147,900.38	4.30
726- 750	138	12,376,780.78	3.30
751- 775	52	4,146,080.53	1.10
776- 800	25	3,057,758.62	0.81
801- 806	8	507,563.30	0.14
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 635.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	1,894	$69,649,749.29	18.54%
240	21	495,075.89	0.13
360	2,646	305,431,090.06	81.32
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The weighted average original term to maturity of the Group I Mortgage Loans was approximately 326 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
171- 192	1,894	$69,649,749.29	18.54%
217- 240	21	495,075.89	0.13
337- 360	2,646	305,431,090.06	81.32
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 325 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	3,490	$276,531,927.89	73.63%
PUD	573	58,333,749.01	15.53
Condominium	202	16,099,660.17	4.29
3 Units	123	10,801,379.12	2.88
2 Units	109	7,774,409.72	2.07
4 Units	64	6,034,789.33	1.61
Total	4,561	$375,575,915.24	100.00%
(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	4,271	$345,750,543.56	92.06%
Second Home	155	16,473,780.43	4.39
Non-owner	135	13,351,591.25	3.55
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	3,393	$220,389,515.00	58.68%
Cash Out Refinance	1,098	145,193,218.59	38.66
Rate/Term Refinance	70	9,993,181.65	2.66
Total	4,561	$375,575,915.24	100.00%

Combined Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
8.70- 10.00	1	$49,975.40	0.01%
25.01- 30.00	1	200,000.00	0.05
35.01- 40.00	4	186,500.01	0.05
40.01- 45.00	5	441,990.52	0.12
45.01- 50.00	9	1,072,952.32	0.29
50.01- 55.00	9	1,298,110.65	0.35
55.01- 60.00	10	1,355,036.55	0.36
60.01- 65.00	26	3,634,561.20	0.97
65.01- 70.00	38	5,172,399.71	1.38
70.01- 75.00	93	12,712,340.32	3.38
75.01- 80.00	1,241	145,306,064.92	38.69
80.01- 85.00	159	20,012,833.24	5.33
85.01- 90.00	327	39,237,977.95	10.45
90.01- 95.00	190	21,534,597.23	5.73
95.01- 100.00	2,448	123,360,575.22	32.85
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 87.74%.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	47	$2,755,729.01	0.73%
Arizona	415	38,495,612.06	10.25
Arkansas	30	2,095,870.93	0.56
California	283	37,693,653.83	10.04
Colorado	109	10,656,388.87	2.84
Connecticut	26	2,008,435.92	0.53
Delaware	13	1,159,679.35	0.31
District of Columbia	9	1,267,698.05	0.34
Florida	390	35,216,268.29	9.38
Georgia	116	9,478,026.94	2.52
Idaho	96	7,053,813.97	1.88
Illinois	118	7,771,938.55	2.07
Indiana	279	16,298,854.42	4.34
Iowa	67	4,452,125.10	1.19
Kansas	150	8,277,323.21	2.20
Kentucky	64	3,792,332.91	1.01
Louisiana	56	3,719,343.93	0.99
Maine	3	378,641.50	0.10
Maryland	68	8,455,192.32	2.25
Massachusetts	59	5,786,116.80	1.54
Michigan	164	12,137,595.25	3.23
Minnesota	22	2,077,446.65	0.55
Mississippi	34	2,074,120.76	0.55
Missouri	257	16,656,129.51	4.43
Montana	10	1,143,447.47	0.30
Nebraska	51	3,611,650.91	0.96
Nevada	93	11,209,260.33	2.98
New Hampshire	3	200,865.71	0.05
New Jersey	14	997,955.10	0.27
New Mexico	70	5,213,719.61	1.39
North Carolina	3	162,894.49	0.04
North Dakota	3	257,079.40	0.07
Ohio	230	15,417,813.21	4.11
Oklahoma	113	6,945,698.13	1.85
Oregon	274	26,259,192.81	6.99
Pennsylvania	188	12,150,689.31	3.24
Rhode Island	45	3,457,241.05	0.92
South Carolina	3	268,929.81	0.07
South Dakota	25	1,541,127.32	0.41
Tennessee	71	4,546,922.21	1.21
Texas	80	4,975,610.79	1.32
Utah	169	13,092,092.58	3.49
Vermont	1	76,603.57	0.02
Virginia	58	6,017,326.37	1.60
Washington	156	16,359,735.49	4.36
West Virginia	10	700,035.00	0.19
Wisconsin	15	1,104,065.00	0.29
Wyoming	1	107,621.44	0.03
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.36% in the 85242 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	3,858	$320,341,450.69	85.29%
Stated Documentation	703	55,234,464.55	14.71
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	For a description of each Documentation Level, see “Meritage Mortgage Corporation–Underwriting Standards” herein.

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.375- 5.500	17	$3,764,800.08	1.00%
5.501- 6.000	80	13,885,053.21	3.70
6.001- 6.500	244	35,877,126.61	9.55
6.501- 7.000	383	55,143,940.92	14.68
7.001- 7.500	440	52,784,334.91	14.05
7.501- 8.000	441	46,089,289.11	12.27
8.001- 8.500	284	28,396,105.17	7.56
8.501- 9.000	386	31,348,281.48	8.35
9.001- 9.500	302	22,433,460.10	5.97
9.501- 10.000	344	22,290,972.17	5.94
10.001- 10.500	522	23,875,020.97	6.36
10.501- 11.000	172	10,213,707.33	2.72
11.001- 11.500	453	14,025,040.06	3.73
11.501- 12.000	115	4,587,353.27	1.22
12.001- 12.500	83	2,765,039.45	0.74
12.501- 13.000	73	2,175,790.20	0.58
13.001- 13.500	55	1,742,896.59	0.46
13.501- 14.000	29	896,927.82	0.24
14.001- 14.500	103	2,316,835.50	0.62
14.501- 15.000	25	735,425.51	0.20
15.001- 15.500	6	144,135.53	0.04
15.501- 16.000	4	84,379.25	0.02
Total	4,561	$375,575,915.24	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.228% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375- 5.000	97	$17,649,853.29	5.46%
5.001- 6.000	599	86,291,601.78	26.69
6.001- 7.000	826	92,125,134.31	28.49
7.001- 8.000	585	55,309,723.33	17.11
8.001- 9.000	562	42,479,557.55	13.14
9.001- 10.000	450	25,222,060.18	7.80
10.001- 11.000	68	3,418,259.37	1.06
11.001- 12.000	3	200,676.03	0.06
12.001- 12.875	16	651,770.41	0.20
Total	3,206	$323,348,636.25	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.886% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
January 2007	1	$124,679.39	0.04%
February 2007	2	214,578.14	0.07
March 2007	9	1,532,092.78	0.47
April 2007	594	64,295,202.91	19.88
May 2007	1,289	129,992,028.11	40.20
June 2007	964	93,446,530.59	28.90
July 2007	288	25,191,535.62	7.79
April 2008	13	1,666,326.63	0.52
May 2008	30	4,572,408.52	1.41
June 2008	11	1,472,206.85	0.46
July 2008	3	356,487.77	0.11
May 2010	2	484,558.94	0.15
Total	3,206	$323,348,636.25	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
9.525- 10.000	1	$92,131.92	0.03%
11.001- 12.000	1	69,955.36	0.02
12.001- 13.000	98	17,709,280.25	5.48
13.001- 14.000	599	86,276,515.60	26.68
14.001- 15.000	824	91,883,120.86	28.42
15.001- 16.000	583	55,186,886.89	17.07
16.001- 17.000	536	41,027,080.59	12.69
17.001- 18.000	471	26,471,492.20	8.19
18.001- 19.000	70	3,457,892.60	1.07
19.001- 20.000	4	360,612.52	0.11
20.001- 20.875	19	813,667.46	0.25
Total	3,206	$323,348,636.25	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.891% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.375- 6.000	97	$17,649,853.29	5.46%
6.001- 7.000	599	86,291,601.78	26.69
7.001- 8.000	825	91,953,232.76	28.44
8.001- 9.000	584	55,316,308.14	17.11
9.001- 10.000	536	40,988,564.47	12.68
10.001- 11.000	472	26,498,581.13	8.20
11.001- 12.000	70	3,476,214.70	1.08
12.001- 13.000	4	360,612.52	0.11
13.001- 13.875	19	813,667.46	0.25
Total	3,206	$323,348,636.25	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.894% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.000	496	$91,646,087.24	28.34%
3.000	2,710	231,702,549.01	71.66
Total	3,206	$323,348,636.25	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.500	3,206	$323,348,636.25	100.00%
Total	3,206	$323,348,636.25	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 32.881% of the Group II Mortgage Loans had combined loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a combined loan-to-value ratio at origination in excess of 100.00%. The weighted average combined loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 85.21%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Group II Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 342 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 1, 2005 or after August 1, 2005, or has a remaining term to maturity of less than 177 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is July 1, 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $245,776. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $245,667. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $45,955 or less than approximately $780,000.

As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 14.250% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.384% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 4.375% per annum to 12.125% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 13.125% per annum and Maximum Mortgage Rates ranging from 12.025% per annum to 20.125% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.276% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.281% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 14.280% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in June 2008, and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 23 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
45,955 - 50,000	2	$94,892.12	0.03%
50,001 - 75,000	33	2,352,896.34	0.86
75,001 - 100,000	103	8,917,751.88	3.25
100,001 - 125,000	63	7,094,634.11	2.59
125,001 - 150,000	22	3,002,272.55	1.09
150,001 - 175,000	152	24,901,207.42	9.07
175,001 - 200,000	160	30,171,778.78	11.00
200,001 - 225,000	108	22,938,213.98	8.36
225,001 - 250,000	74	17,613,631.57	6.42
250,001 - 275,000	52	13,584,201.64	4.95
275,001 - 300,000	59	16,974,433.15	6.19
300,001 - 325,000	31	9,780,225.54	3.56
325,001 - 350,000	31	10,551,551.37	3.85
350,001 - 375,000	28	10,158,141.96	3.70
375,001 - 400,000	34	13,227,464.98	4.82
400,001 - 425,000	33	13,661,773.40	4.98
425,001 - 450,000	28	12,264,671.78	4.47
450,001 - 475,000	25	11,532,610.61	4.20
475,001 - 500,000	25	12,257,650.97	4.47
500,001 - 525,000	4	2,056,350.01	0.75
525,001 - 550,000	7	3,740,985.53	1.36
550,001 - 575,000	7	3,975,969.59	1.45
575,001 - 600,000	9	5,303,972.09	1.93
600,001 - 625,000	2	1,244,000.00	0.45
625,001 - 650,000	12	7,729,681.46	2.82
650,001 - 675,000	2	1,312,000.00	0.48
675,001 - 700,000	1	700,000.00	0.26
700,001 - 725,000	6	4,257,667.18	1.55
725,001 - 750,000	2	1,477,190.82	0.54
750,001 - 775,000	1	751,900.00	0.27
775,001 - 780,000	1	779,999.99	0.28
Total	1,117	$274,409,720.82	100.00%

___________________

(1)       The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $245,667.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
526- 550	5	$1,452,839.93	0.53%
551- 575	27	7,413,343.92	2.70
576- 600	65	16,922,081.04	6.17
601- 625	172	37,569,686.17	13.69
626- 650	196	47,683,491.25	17.38
651- 675	235	59,850,492.77	21.81
676- 700	167	42,616,146.13	15.53
701- 725	114	25,325,412.35	9.23
726- 750	77	19,186,980.29	6.99
751- 775	44	12,779,742.06	4.66
776- 800	14	3,356,704.91	1.22
801- 803	1	252,800.00	0.09
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 663.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	245	$25,487,305.73	9.29%
360	872	248,922,415.09	90.71
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	The weighted average original term to maturity of the Group II Mortgage Loans was approximately 343 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
177- 192	245	$25,487,305.73	9.29%
337- 359	872	248,922,415.09	90.71
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 342 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	632	$146,346,268.83	53.33%
PUD	283	71,607,440.88	26.10
3 Units	89	26,381,266.03	9.61
Condominium	55	12,846,533.24	4.68
4 Units	34	11,255,130.05	4.10
2 Units	24	5,973,081.79	2.18
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	1,097	$269,695,026.58	98.28%
Second Home	18	3,875,387.78	1.41
Non-owner	2	839,306.46	0.31
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	996	$237,562,571.21	86.57%
Cash Out Refinance	115	34,600,236.41	12.61
Rate/Term Refinance	6	2,246,913.20	0.82
Total	1,117	$274,409,720.82	100.00%

Combined Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
49.08- 50.00	1	$159,970.00	0.06%
55.01- 60.00	1	600,000.00	0.22
60.01- 65.00	2	546,301.06	0.20
65.01- 70.00	5	1,681,402.04	0.61
70.01- 75.00	21	8,286,403.55	3.02
75.01- 80.00	597	172,920,010.72	63.02
80.01- 85.00	21	6,663,263.91	2.43
85.01- 90.00	46	11,239,419.16	4.10
90.01- 95.00	40	7,586,586.98	2.76
95.01- 100.00	383	64,726,363.40	23.59
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 85.21%.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Arizona	108	$26,633,943.94	9.71%
Arkansas	1	188,000.00	0.07
California	395	105,578,143.40	38.47
Colorado	26	5,475,076.32	2.00
Connecticut	16	4,132,496.72	1.51
Delaware	1	399,783.58	0.15
District of Columbia	4	1,186,557.75	0.43
Florida	100	23,102,404.20	8.42
Georgia	23	4,662,416.91	1.70
Idaho	4	890,317.36	0.32
Illinois	22	5,155,599.37	1.88
Indiana	4	700,594.03	0.26
Iowa	1	215,792.21	0.08
Kansas	6	1,145,930.44	0.42
Kentucky	4	761,752.75	0.28
Louisiana	3	565,304.99	0.21
Maine	1	203,600.00	0.07
Maryland	30	7,360,774.09	2.68
Massachusetts	49	14,946,224.91	5.45
Michigan	11	2,288,427.28	0.83
Minnesota	7	1,445,317.84	0.53
Mississippi	1	169,117.74	0.06
Missouri	12	2,690,104.34	0.98
Montana	5	1,007,332.26	0.37
Nebraska	1	170,812.46	0.06
Nevada	60	14,819,772.62	5.40
New Hampshire	2	543,920.00	0.20
New Jersey	5	1,279,418.43	0.47
New Mexico	4	745,586.82	0.27
Ohio	14	3,245,595.78	1.18
Oklahoma	3	768,073.52	0.28
Oregon	70	15,773,763.98	5.75
Pennsylvania	7	1,178,459.78	0.43
Rhode Island	29	6,290,420.10	2.29
Tennessee	4	880,287.72	0.32
Texas	7	1,520,511.81	0.55
Utah	21	4,084,176.14	1.49
Virginia	13	3,655,189.85	1.33
Washington	42	8,365,969.38	3.05
Wyoming	1	182,750.00	0.07
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.94% in the 93635 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	821	$202,599,386.07	73.83%
Stated Documentation	296	71,810,334.75	26.17
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	For a description of each Documentation Level, see “Meritage Mortgage Corporation–Underwriting Standards” herein.

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.375- 5.5000	15	$5,064,509.28	1.85%
5.501- 6.0000	93	28,890,060.19	10.53
6.001- 6.5000	140	41,510,740.00	15.13
6.501- 7.0000	174	49,983,071.34	18.21
7.001- 7.5000	192	50,269,398.42	18.32
7.501- 8.0000	112	28,036,661.65	10.22
8.001- 8.5000	82	20,873,221.72	7.61
8.501- 9.0000	76	16,092,619.38	5.86
9.001- 9.5000	68	10,988,148.53	4.00
9.501- 10.0000	45	8,873,118.28	3.23
10.001- 10.5000	68	8,008,895.12	2.92
10.501- 11.0000	16	2,145,902.73	0.78
11.001- 11.5000	15	1,590,573.50	0.58
11.501- 12.0000	8	781,757.05	0.28
12.001- 12.5000	4	399,119.89	0.15
12.501- 13.0000	3	325,884.12	0.12
13.001- 13.5000	2	221,604.67	0.08
13.501- 14.0000	2	157,534.46	0.06
14.001- 14.1250	2	196,900.49	0.07
Total	1,117	$274,409,720.82	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.384% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375- 5.000	108	$33,954,569.47	12.97%
5.001- 6.000	305	89,603,250.19	34.23
6.001- 7.000	297	77,710,444.98	29.69
7.001- 8.000	138	34,275,021.39	13.09
8.001- 9.000	97	17,644,182.40	6.74
9.001- 10.000	63	7,976,388.13	3.05
10.001- 11.000	3	502,667.25	0.19
12.001- 12.125	1	105,656.51	0.04
Total	1,012	$261,772,180.32	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.276% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
February 2007	1	$281,289.38	0.11%
March 2007	4	1,482,149.39	0.57
April 2007	196	54,758,034.81	20.92
May 2007	407	102,947,245.20	39.33
June 2007	325	82,857,335.77	31.65
July 2007	64	15,308,382.47	5.85
April 2008	1	172,566.87	0.07
May 2008	9	2,827,507.53	1.08
June 2008	5	1,137,668.90	f 0.43
Total	1,012	$261,772,180.32	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.025- 13.000	109	$34,116,703.77	13.03%
13.001- 14.000	305	89,603,250.19	34.23
14.001- 15.000	295	77,231,829.89	29.50
15.001- 16.000	136	33,964,283.04	12.97
16.001- 17.000	98	18,056,572.57	6.90
17.001- 18.000	65	8,191,217.10	3.13
18.001- 19.000	3	502,667.25	0.19
20.001- 20.125	1	105,656.51	0.04
Total	1,012	$261,772,180.32	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.280% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.375- 6.000	108	$33,954,569.47	12.97%
6.001- 7.000	305	89,603,250.19	34.23
7.001- 8.000	296	77,393,964.19	29.57
8.001- 9.000	136	33,964,283.04	12.97
9.001- 10.000	98	18,056,572.57	6.90
10.001- 11.000	65	8,191,217.10	3.13
11.001- 12.000	3	502,667.25	0.19
13.001- 13.125	1	105,656.51	0.04
Total	1,012	$261,772,180.32	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.281% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.000	522	$164,073,873.86	62.68%
3.000	490	97,698,306.46	37.32
Total	1,012	$261,772,180.32	100.00%
___________________
(1) Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.500	1,012	$261,772,180.32	100.00%
Total	1,012	$261,772,180.32	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.